UBS Global Oil and Gas Conference May 22, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company
notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
UBS Global Oil and Gas Conference
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130
2

•
Consistent goal of “Best in Class” safety and compliance culture
•
History of earnings growth and solid returns
•
Largest “NEW” OSV  fleet in the industry, operating in over
50 countries with ~9,000 employees worldwide
•
Solid balance sheet and ready liquidity allows us to
continue to act upon available opportunities, such as
recent Troms acquisition and new Subsea business
•
Constructive fundamental backdrop for the OSV industry
Key Tidewater Takeaways
UBS Global Oil and Gas Conference 3

TOTAL RECORDABLE INCIDENT RATES
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CALENDAR YEARS
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

Safety Record Rivals Leading Companies
UBS Global Oil and Gas Conference
•
Safe Operations is Priority #1
•
Stop Work Obligation
•
Safety performance is 25% of mgt. incentive comp
4
Operating safely offshore is
like holding a snake by its head.
It's a task that can't be turned
loose not for a microsecond or an
accident will strike without pity.

Working Rigs
Jackups
Floaters
420
256
Prior peak (summer 2008)
450
400
350
300
250
200
150
100
50
0
3/04
3/05
3/06
3/07
3/08
3/09
3/10
3/11
3/12
3/13
3/14

Source: ODS-Petrodata Note: 44 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 720 in May 2014. Working Offshore Rig Trends UBS Global Oil and Gas Conference 5

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
May
2014
Working Rigs
603 538 720
Rigs Under
Construction
186 118 250
OSV Global
Population
2,033 2,599 3,140
OSV’s Under
Construction
736 367 462
OSV/Rig Ratio
3.37 4.83 4.36
Drivers of our Business “Peak to Present”
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Number of Vessels
0
5
10
15
20
25
30
35
40
1970
1975
1980
1985
1990
1995
2000
2005
2010

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
245 “New” vessels – 6.9 avg yrs
23 “Traditional” vessels – 26.6 avg yrs
Tidewater’s Active Fleet
As of March 31, 2014
UBS Global Oil and Gas Conference 7

TIDEWATER

400
300
200
100
0
219
179
137
77
71
65
5
Tidewater
Competitor #1
Competitor #2
Competitor #3
Competitor #4
Competitor # 5
Avg.
All Others (2,392 total vessels for 400+ owners)

Source: ODS-Petrodata and Tidewater Vessel Population by Owner (AHTS and PSVs only) Estimated as of May 2014 UBS Global Oil and Gas Conference 8

MENA
44(16%)
Asia/Pac
23(9%)
SS Africa/Europe
135(50%)
Americas
66(25%)

In 4Q FY 2014, ~12% of vessel revenue was generated in the U.S. by ~ 17 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.
Our Global Footprint – Vessel Count by Region
(Excludes stacked vessels –
as of 3/31/14)
UBS Global Oil and Gas Conference 9

Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels –
as of 3/31/14)
UBS Global Oil and Gas Conference
New Avg. Traditional
Vessels NBV Vessels
Deepwater 31 $19.3M 0
Towing Supply 14 $10.7M 8
Other 9 $3.5M 4
54 12
New Avg. Traditional
Vessels NBV Vessels
Deepwater 10 $17.0M 1
Towing Supply 31 $12.2M 0
Other 0 0 2
41 3
New Avg. Traditional
Vessels NBV Vessels
Deepwater 39 $28.3M 0
Towing Supply 46 $12.3M 2
Other 42 $1.9M 6
127 8
New Avg. Traditional
Vessels NBV Vessels
Deepwater 8 $25.0M 0
Towing Supply 14 $11.8M 0
Other 1 $6.8M 0
23 0
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 3/31/14, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 23 Traditional vessels is $0.96M at 3/31/14.
10

A Broad Portfolio of New High Spec OSVs
UBS Global Oil and Gas Conference
Deepwater PSV
Deepwater PSV
Deepwater AHTS
Deepwater AHTS
Towing Supply
Towing Supply
Vessel information is as of 3/31/14. CIP=Construction in Process.
Current Future
DWT Fleet CIP Fleet
5,000-6,000 16 4 20
4,000-4,999 11 13 24
3,000-3,999 43 6 49
<3,000 6 0 6
76 23 99
Current Future
BHP Fleet CIP Fleet
25,000+ 5 0 5
13,500-16,500 7 0 7
12 0 12
Current Future
BHP Fleet CIP Fleet
7,000-10,000 36 6 42
3,000-6,999 69 0 69
105 6 111
11

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 99 $2,771m $28.0m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 111 $1,670m $15.0m
Other 53 $227m $4.3m
TOTALS: 275 $5,055m
(1)
$18.4m
.
At 3/31/14, 245 new vessels were in our fleet with ~6.9 year average age
Vessel Commitments
Jan. ’00 – March ‘14
(1) ~$4.5b (89%) funded through 3/31/14
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
The Largest Modern OSV Fleet in the Industry
UBS Global Oil and Gas Conference 12

Count
Deepwater PSVs 23
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 30
Vessels Under Construction*
As of March 31, 2014
Estimated delivery schedule – 12 in FY ’15, 16 in FY ‘16 and 2 thereafter.
CAPX of $368m in FY ’15, $193m in FY ‘16 and $12m thereafter.
…and More to Come
UBS Global Oil and Gas Conference 13

As of March 31, 2014
Cash & Cash Equivalents $60 million
Total Debt $1,515 million
Shareholders Equity $2,679 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 36%
~$660 million of available liquidity as of 3/31/14, including $600 million of unused capacity under the company’s revolving credit facility.
Strong Financial Position Provides
Strategic Optionality
UBS Global Oil and Gas Conference 14

Debt Maturity (in $millions)
$800
$600
$400
$200
$0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Debt Maturities as of 3/31/14 Limited for Several Years UBS Global Oil and Gas Conference Fiscal Year 15

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs. EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity    4.3%       7.2% 12.4% 18.9%     18.3% 19.5%      11.4%      5.0%
4.3%      5.9%      7.0%
Adjusted EPS**
Adjusted EPS**
History of Earnings Growth & Solid
Through-Cycle Return
UBS Global Oil and Gas Conference 16

Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
Avg. Dayrate
$22,000
$18,000
$14,000
$10,000
$6,000
9/10
3/11
9/11
3/12
9/12
3/13
9/13
3/14
Avg. Utilization
100%
90%
80%
70%
60%
9/10
3/11
9/11
3/12
9/12
3/13
9/13
3/14

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.
Active Vessel Dayrates & Utilization by Segment
UBS Global Oil and Gas Conference 17

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
22 23 24 25 25 25 25 28 29 32 34 38 40 43 44 45 47 49 51 54 55 57 62 66 69 73 75 76
Q1 Q2 Q3 Q4
FY08
FY09
FY10
FY11
FY12
FY13
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Q4 Fiscal 2014 Avg Day Rate: $29,735 Utilization: 86.1% $174 million, or 48%, of Vessel Revenue in Q4 Fiscal 2014 New Vessel Trends by Vessel Type Deepwater PSVs UBS Global Oil and Gas Conference 18

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000
$20,000
$15,000
$10,000
$5,000
$0
250
200
150
100
50
-
39 40 43 46 47 49 51 54 57 59 61 63 68 78 81 83 85 88 93 99 101 101 102 103 103 103 104 105
Q1 Q2 Q3 Q4
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Q4 Fiscal 2014
Avg Day Rate: $15,126
Utilization: 84.4%
$121 million, or 33%, of Vessel Revenue in Q4 Fiscal 2014
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
UBS Global Oil and Gas Conference 19

Recent delivery of six work-class remotely operated vehicles (ROV) Tidewater’s New Subsea Business UBS Global Oil and Gas Conference 20

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
•
Disciplined deployment of cash to expand vessel and ROV
fleet capabilities
•
Return capital to shareholders through dividends and
opportunistic share repurchases
Tidewater’s Future
UBS Global Oil and Gas Conference 21

UBS Global Oil and Gas Conference May 22, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO

Appendix UBS Global Oil and Gas Conference 23

Vessels > 25 years old today
Number of Vessels Built
(AHTS & PSV)
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: ODS-Petrodata and Tidewater
As of May 2014, there are approximately 462 additional AHTS
and PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 3,140 vessels, including ~700 vessels that are 25+ yrs old (25%).
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of May 2014
UBS Global Oil and Gas Conference 24

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11 12 12
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Q4 Fiscal 2014 Avg Day Rate: $31,158 Utilization: 73.9% $25 million, or 7%, of Vessel Revenue in Q4 Fiscal 2014 New Vessel Trends by Vessel Type Deepwater AHTS UBS Global Oil and Gas Conference 25

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
Financial Strategy Focused on Creating
Long-Term Shareholder Value
UBS Global Oil and Gas Conference 26

CAPX
Dividend
Share Repurchase
$ in millions
$700
$600
$500
$400
$300
$200
$100
$0
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Fiscal Year

Over a 15-year period, Tidewater has invested ~$5.2 billion in CapEx, and paid out ~$1.3 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were ~$3.9 billion and ~$800 million, respectively.
Fleet Renewal & Expansion Largely
Funded by CFFO
UBS Global Oil and Gas Conference 27

$500
$400
$300
$200
$100
$-
Millions
53.0%
56.4%
46.7%
47.7%
50.0%
41.0%
38.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
43.0%
$300 million
$150 million
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
Total Revenue and Margin
Fiscal 2008-2014
UBS Global Oil and Gas Conference 28

$200
$175
$150
$125
$100
$75
$50
$25
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
New
Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
Total
New

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$156 million Vessel Margin in Q4
FY2014 (96% from New Vessels)
Q4 FY2014 Vessel Margin: 43%
Cyclical Upturn should Drive Margin Expansion
UBS Global Oil and Gas Conference 29

Super Majors
37%
NOC's
22%
Others
41%
Our top 10 customers in Fiscal 2014 (4 Super Majors, 4 NOC’s,
1 IOC’s and 1 independent) accounted for 62% of our revenue
Current Revenue Mix
Quality of Customer Base
UBS Global Oil and Gas Conference 30